UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2016 (April 1, 2016)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 Fiske Place Oxnard, California, 93033
(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2016, Clean Diesel Technologies, Inc. (the “Company” or “CDTI”) executed a Promissory Note (the “Note”) and entered into an amendment to loan agreement (the “Agreement”) with Kanis S.A., one of the Company’s principal lenders and largest stockholders.

Pursuant to the terms of the Note, Kanis S.A. agreed to lend the Company $2,000,000 at a rate per annum equal to 8% and a maturity date of September 30, 2017. This Note shall bear no prepayment penalty.

Pursuant to the terms of the Agreement, the Company and Kanis S.A. agreed to amend certain prior loans and amendments aggregating a principal balance of $7,500,000 (collectively, the “Loan Agreements”), whereby Kanis S.A. agreed to amend the terms of the outstanding loans made to the Company, such that (i) Kanis S.A. shall have the right to convert the principal balance of the Loan Agreements and any accrued interest thereon at any time before payment by written notice exercising such optional right to convert the $7,500,000 principal balance and any accrued interest into the common stock of the Company at a conversion price equal to the lower of the closing price of CDTI on the date before the date of the Agreement or as of the date when Kanis S.A. sends written notice to the Company exercising its conversion right; and (ii) the Company shall have the right to mandatorily convert the $7,500,000 principal balance and any accrued interest into the common stock of CDTI upon the due date under the Loan Agreements or earlier upon the occurrence of a Liquidity Event at a conversion price equal to the lower of the closing price of CDTI as of the date immediately before the date of the Agreement or at a 25% discount to the Liquidity Event price. A Liquidity Event shall be defined as a strategic investment in CDTI or a public stock offering by CDTI. The Company may prepay the principal and any interest due on the Loan Agreements at any time before due date without penalty.

The foregoing description of the Note and the Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Note and the Agreement. A copy of the Note and the Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On April 7, 2016, the Company issued a press release announcing the execution of the Note and entry into the Agreement by the Company with Kanis S.A. The Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
10.1	Promissory Note, dated April 1, 2016, by the Company
10.2	Amendment to Loan Agreement, dated April 1, 2016, by and between the Company and Kanis S.A.
99.1	Press Release dated April 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

April 7, 2016	By:	/s/ David E. Shea
Name: David E. Shea
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Promissory Note, dated April 1, 2016, by the Company
10.2	Amendment to Loan Agreement, dated April 1, 2016, by and between the Company and Kanis S.A.
99.1	Press Release dated April 7, 2016